EXHIBIT 10.12

                              AMENDMENT NO. 2
                              ---------------

     AMENDMENT NO. 2 (this "Amendment"), dated as of June 4, 2001, to that certain Second Amended and Restated Credit Agreement, dated as of November 19, 1997 (as amended, modified or supplemented to the date hereof, the "Credit Agreement"), among METTLER-TOLEDO INTERNATIONAL INC., a Delaware corporation (together with its successors, "Holding"); METTLER-TOLEDO, INC., a Delaware corporation (together with its successors, "US Borrower"); METTLER-TOLEDO HOLDING AG, a corporation organized under the laws of Switzerland (together with its successors, "CH Borrower" and, together with US Borrower, the "Borrowers"); SAFELINE HOLDING COMPANY, an unlimited liability company organized under the laws of England (together with its successors, "UK Borrower"); METTLER-TOLEDO INC., a Canadian corporation (together with its successors, "Canadian Borrower"); the several SUBSIDIARY SWING LINE BORROWERS named therein; the several financial institutions from time to time party thereto (the "Lenders"); MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as Arranger and Documentation Agent, THE BANK OF NOVA SCOTIA, as Administrative Agent, CREDIT SUISSE FIRST BOSTON, as a co-agent and as a Swing-Line Lender, ABN AMRO BANK, BANK OF TOKYO-MITSUBISHI TRUST COMPANY, BANKERS TRUST COMPANY, COMPAGNE FINANCIERE DE CIC ET DE L'UNION EUROPEENNE, GOLDMAN SACHS CREDIT PARTNERS L.P., THE INDUSTRIAL BANK OF JAPAN TRUST COMPANY and SOCIETE GENERAL (each a co-agent and, together with Credit Suisse First Boston in its capacity as a co-agent, the "Co-Agents"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to those terms in the Credit Agreement.

                                WITNESSETH:
                                ----------

     WHEREAS the Borrowers, UK Borrower, Canadian Borrower, the Subsidiary Swing Line Borrowers and the Lenders wish to amend the Credit Agreement pursuant to Section 11.1 of the Credit Agreement as herein provided;

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION ONE - AMENDMENTS
------------------------

     1.1 Section 1.1 is amended by

          (a) deleting "which is a Qualified Subsidiary Guarantor" from clause (i) of the second sentence of the definition of "Asset Sale";

          (b) replacing "U.S. $250,000" in clause (ii) of the second sentence of the definition of "Asset Sale" with "U.S. $1.0 million";

          (c) replacing "(other than subsections (d), (i), (j) and (k) thereof)" in clause (iii) of the second sentence of the definition of "Asset Sale" with "(other than subsections (d) except in respect of Sale and Leaseback Transactions to the extent, but solely to the extent, the aggregate Net Cash Proceeds of sale of such Sale and Leaseback Transactions (including the fair market value of non-cash consideration and of any notes received as consideration) do not exceed the Dollar Equivalent amount of U.S. $25,000,000, (e) except to the extent, but solely to the extent, the aggregate Net Cash Proceeds from the sale or discount of receivables described therein do not exceed the Dollar Equivalent amount of U.S. $25,000,000, (i), (j) and
     (k) thereof)"; and

     (d) adding the following definition in appropriate alphabetical order:

     "Sale and Leaseback Transaction means any sale and/or lease of property (whether real or personal or mixed), whether now or hereafter acquired, (i) which US Borrower or any Subsidiary has sold or transferred or is to sell or transfer to any other Person (other than US Borrower or any Wholly-Owned Subsidiary which is a Qualified Subsidiary Guarantor) and lease (whether under an operating lease or a Capital Lease) or (ii) which US Borrower or any Subsidiary intends to lease (whether under an operating lease or a Capital Lease) for substantially the same purpose as any other property which has been or is to be sold or transferred by Borrower or any Subsidiary to any Person in connection with such lease, if in the case of clause (i) or (ii) above, such sale and such lease are part of the same transaction or a related series of transactions or such sale and such lease occur within one year of each other or are with the same other Person.".

     1.2  Section 2.1 is amended by

          (a)  deleting  "as reduced  pursuant to Section 2.6" in paragraph
     (d) and replacing it with "as reduced pursuant to Section 2.6 or subsections 2.7(c) or (d)"; and

          (b) adding "; amounts which are borrowed as Revolving Loans which are prepaid pursuant to subsections 2.7(c) or (d) may not be reborrowed" at the end of paragraph (e) before the final period.

     1.3  Section 2.6 is amended by

          (a) renumbering subsection (e) as subsection (f); and

          (b) inserting a new subsection (e) as follows:

     " (e) Without limiting any other provision of this Agreement, the aggregate amount of the Revolving Facility Commitments shall be permanently reduced at the times and in the amounts provided in subsection 2.7(f)."

     1.4  Section 2.7 is amended by

          (a)  inserting  "(other  than an Asset  Sale  which is a Sale and
     Leaseback   Transaction)"   immediately  following  the  reference  to
     "subsection 8.2(d)" in paragraph (c);

          (b) adding at the end of (c), before the final period, the following:

          "So long as any Revolving Loans are outstanding, within 30 days after the receipt by US Borrower or any Subsidiary of Net Cash Proceeds from any Asset Sale that is a Sale and Leaseback Transaction or is permitted pursuant to subsection 8.2 (e) and, in either case, any such Net Cash Proceeds are not required to be prepaid against the Term Loans in accordance with the immediately preceding sentence, the Revolving Loans shall be prepaid in a Dollar Equivalent amount equal to 100% of such Net Cash Proceeds."

          (c)  deleting paragraph (d) and replacing it with the following:

          "So long as any Term Loans or Revolving Loans are outstanding, the Term Loans (and, to the extent there are insufficient Term Loans, the Revolving Loans) shall be prepaid concurrently with the receipt of any Net Cash Proceeds from the issuance of any Indebtedness by US Borrower or any Subsidiary (other than any Indebtedness permitted by Section 8.5 except (x) Indebtedness pursuant to subsection (h) thereof to the extent, but only to the extent, such Indebtedness pursuant to subsection (h) exceeds in the aggregate at any time outstanding the Dollar Equivalent amount of U.S. $20 million, and (y) Indebtedness pursuant to subsection (g) thereof to the extent, but only to the extent, such Indebtedness pursuant to subsection (g) exceeds in the aggregate at any time outstanding (exclusive of any amount incurred pursuant to subsection 8.5(n)) the Dollar Equivalent amount of U.S.$60 million), in a Dollar Equivalent amount equal to 100% of such Net Cash Proceeds. Each such prepayment shall be applied as set forth in subsection 2.7(f)."; and

          (d)  adding immediately before the last sentence of paragraph (f):

          "Any prepayment of the Revolving Loans required by subsection (c) or (d) of this Section 2.7 shall be made together with all accrued interest and any amounts required by Section 4.4, and all such payments shall be applied to the payment of interest and such Section
     4.4 amounts before application to principal. Each such prepayment of the Revolving Loans, to the extent applied to principal in accordance with the foregoing, shall reduce the Revolving Facility Commitments in a corresponding amount."

     1.5 Section 7.4 is amended by replacing "Section 8.3" in clauses (a) and (b) with "Section 8.2".

     1.6 Section 8.1 is amended by replacing "U.S. $5.0 million" with "U.S. $10.0 million" in paragraph (n).

     1.7 Section 8.2 is amended by

          (a) replacing "U.S. $2.0 million" with "U.S. $25.0 million" in paragraph (d) and replacing "that (x)" therein with "that, except for Sale and Leaseback Transactions in respect of which any requirements under subsection 2.7(c) are complied with, (x)";

          (b) replacing "US Borrower or any Subsidiary" with "US Borrower or any Subsidiary that is organized under the laws of the United
     States or any political subdivision thereof may sell or discount accounts receivable arising in the ordinary course of business, but only in connection with the compromise or collection thereof or as permitted by Section 8.21, and any Foreign Subsidiary" in paragraph
     (e); and

          (c) deleting the phrase "which is a Qualified Subsidiary Guarantor" in both instances in which such phrase appears in paragraph
     (g), deleting the phrase "(ii) such surviving Subsidiary is a Qualified Subsidiary Guarantor," from clause (y) of the proviso to paragraph (g) and renumbering clause (iii) of such clause (y) as clause (ii) of such clause (y).

     1.8 Section 8.3 is amended by replacing "U.S. $21.0 million, increased each fiscal year after fiscal 1998 by the Dollar Equivalent amount of U.S. $2.0 million" with "U.S. $35.0 million, increased each fiscal year after fiscal 2001 by the Dollar Equivalent amount of U.S. $2.0 million.".

     1.9 Section 8.4 is amended by deleting the phrase "which is a Qualified Subsidiary Guarantor" in all three instances in which such phrase appears in paragraph (c).

     1.10 Section 8.5 is amended by

          (a) deleting paragraph (g) and replacing it with the following:

          "(g) Indebtedness of Foreign Subsidiaries;"; and

          (b) deleting "not to exceed in the aggregate at any time outstanding the Dollar Equivalent amount of U.S. $20 million" in paragraph (h).

     1.11 Section 8.8 is amended by

          (a) inserting ", (f),"  immediately  after "8.4(c)," in paragraph
     (e); and

          (b) replacing "U.S. $5.0 million" with "U.S. $10.0 million" in paragraph (g).

     1.12  Section 8.13 is amended by

          (a) deleting "and" at the end of paragraph (f);

          (b) replacing "aggregate." with "aggregate;" at the end of paragraph (g); and

          (c) inserting at the end thereof:

               "(h) US Borrower may make any payments to Holding or any parent company of Holding to enable Holding or any parent company of Holding, as applicable, to repurchase, redeem, acquire or retire for value any shares of capital stock of Holding or any parent company of Holding, or warrants, rights or options for the purchase or other acquisition from Holding or any parent company of Holding of such shares, in any such case held by current or former employees of Holding, any parent company of Holding or any Subsidiaries of Holding pursuant to any employee equity subscription agreement, stock option agreement or stock ownership arrangement; provided, however, that no Event of Default or Unmatured Event of Default shall then exist or would arise therefrom;

               (i) US Borrower may make any payments to Holding or any parent company of Holding to enable Holding or any parent company of Holding, as applicable, to repurchase, redeem, acquire or retire for value any shares of capital stock of Holding or any parent company of Holding; provided, however, that (i) no Event of Default or Unmatured Event of Default shall then exist or would arise therefrom; (ii) the aggregate amount of such payments by US Borrower shall not exceed U.S. $25 million in any fiscal year; and (iii) the Debt to EBITDA Ratio as of the end of the most recently completed fiscal quarter prior to the date of such payment is less than 3.0:1.0; and

               (j) concurrent with or following an Acquisition by US Borrower or any of its Subsidiaries in which shares of capital stock of Holding or any parent company of Holding are issued as the sole consideration for the Acquisition other than in lieu of fractional shares, US Borrower may make any payments to Holding or any parent company of Holding to enable Holding or any parent company of Holding, as applicable, to repurchase, redeem, acquire or retire for value any shares of capital stock of Holding or any parent company of Holding, provided, however, that the aggregate amount of such payments in relation to an Acquisition is not greater than the excess of (i) the Cash Equivalents of any Persons acquired in the Acquisition over (ii) the Indebtedness of such Persons, determined in each case for such Persons on a consolidated basis in conformity with GAAP; provided, further, that no Event of Default or Unmatured Event of Default shall then exist or would arise therefrom."

     1.13 Section 8.20 is amended by deleting the heading and text in its entirety and substituting "[Reserved]".

     1.14 Section 8.21 is amended by adding "by US Borrower or any Subsidiary that is organized under the laws of the United States or any political subdivision thereof, (iii)" immediately following "(ii)", and renumbering "(iii)" as "(iv)".

SECTION TWO - CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT
-----------   ---------------------------------------------

     2.1 The amendments provided for in Section One hereof shall become effective on the date on which the Administrative Agent shall have received duly executed counterparts hereof from the Borrowers, UK Borrower, Canadian Borrower, the Subsidiary Swing Line Borrowers and the Required Lenders. The effectiveness of this Amendment (other than Section Four) is conditioned upon the accuracy of the representations and warranties set forth in Section Three.

SECTION THREE - REPRESENTATIONS AND WARRANTIES
-------------   ------------------------------

     3.1 In order to induce the Lenders to enter into this Amendment, the Borrowers, UK Borrower, Canadian Borrower and the Subsidiary Swing Line Borrowers represent and warrant to the Administrative Agent and each of the Lenders that after giving effect to this Amendment, (i) no Unmatured Event of Default or Event of Default has occurred and is continuing ; and (ii) all of the representations and warranties in the Credit Agreement after giving effect to this Amendment are true and correct in all material respects on and as of the date hereof unless such representation and warranty expressly indicates that it is being made as of another date, in which case such representation and warrant was true and correct as of such date. Holding, the Borrowers, UK Borrower, Canadian Borrower and the Subsidiary Swing Line Borrowers further represent and warrant (which representations and warranties shall survive the execution and delivery hereof) to the Administrative Agent and each Lender that:

          (i) Each Credit Agreement Loan Party has full corporate or other power, authority and legal right to execute, deliver and perform its obligations under this Amendment and has taken all actions necessary to authorize the execution, delivery and performance of its obligations under this Amendment;

          (ii) No consent of any person other than the Lenders, and no consent, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery, performance of any Credit Agreement Loan Party's obligations, validity or enforceability of this Amendment;

          (iii) This Amendment has been duly executed and delivered on behalf of each Credit Agreement Loan Party by a duly authorized officer of the respective Credit Agreement Loan Party and constitutes a legal, valid and binding obligation of each Credit Agreement Loan Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally; and

          (iv) The execution, delivery and performance of this Amendment will not violate a requirement of law or Contractual Obligation of any Credit Agreement Loan Party.

SECTION FOUR - MISCELLANEOUS
------------   -------------

     4.1 Except as herein expressly amended, waived or consented to, the Credit Agreement and all other agreements, documents, instruments and certificates executed in connection therewith are ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

     4.2 All references to the Credit Agreement contained in any of the Basic Documents shall mean the Credit Agreement as amended hereby, and as the same may at any time be amended, amended and restated, supplemented or otherwise modified from time to time and as in effect.

     4.3 This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

     4.4 Each of the Credit Agreement Loan Parties agree to reimburse the Administrative Agent and the Arranger and Documentation Agent for their out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cahill Gorden & Reindel, counsel for the Administrative Agent and the Arranger and Documentation Agent.

     4.5 THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.

                [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              METTLER-TOLEDO, INC.,
                                    as a Borrower

                              By: /s/ William P. Donnelly
                                 ---------------------------------
                                 Name:  William P. Donnelly
                                 Title:

                              METTLER-TOLEDO HOLDING AG,
                                    as a Borrower

                              By: /s/ William P. Donnelly
                                 ---------------------------------
                                 Name:  William P. Donnelly
                                 Title:

                              METTLER-TOLEDO INTERNATIONAL INC.,
                                    as Guarantor

                              By: /s/ William P. Donnelly
                                 ---------------------------------
                                 Name:  William P. Donnelly
                                 Title:

                              SAFELINE HOLDING COMPANY
                                    as UK Borrower and as a Subsidiary
                                    Swing Line Borrower

                              By: /s/ William P. Donnelly
                                 ---------------------------------
                                 Name:  William P. Donnelly
                                 Title:

                              METTLER-TOLEDO INC.,
                                    as Canadian Borrower

                              By: /s/ William P. Donnelly
                                 ---------------------------------
                                 Name:  William P. Donnelly
                                 Title:

                              METTLER-TOLEDO MANAGEMENT HOLDING
                              DEUTSCHLAND GMBH,
                                    as a Subsidiary Swing Line Borrower

                              By: /s/ William P. Donnelly
                                 ---------------------------------
                                 Name:  William P. Donnelly
                                 Title:

                              METTLER-TOLEDO S.A., VEROFLAY,
                                    as a Subsidiary Swing Line Borrower

                              By: /s/ William P. Donnelly
                                 ---------------------------------
                                 Name:  William P. Donnelly
                                 Title:

                              METTLER-TOLEDO K.K., TAKARAZUKA,
                                    as a Subsidiary Swing Line Borrower

                              By: /s/ William P. Donnelly
                                 ---------------------------------
                                 Name:  William P. Donnelly
                                 Title:

                              METTLER-TOLEDO GMBH, GREIFENSEE
                                    as a Subsidiary Swing Line Borrower

                              By: /s/ William P. Donnelly
                                 ---------------------------------
                                 Name:  William P. Donnelly
                                 Title:

                              METTLER-TOLEDO LTD, LEICESTER
                                    as a Subsidiary Swing Line Borrower

                              By: /s/ William P. Donnelly
                                 ---------------------------------
                                 Name:  William P. Donnelly
                                 Title:

                              SAFELINE LIMITED,
                                    as a Subsidiary Swing Line Borrower

                              By: /s/ William P. Donnelly
                                 ---------------------------------
                                 Name:  William P. Donnelly
                                 Title:

                              MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE,
                              FENNER & SMITH INCORPORATED, as Arranger and Documentation Agent

                              By:
                                 ---------------------------------
                                 Name:
                                 Title:

                              THE BANK OF NOVA SCOTIA
                                    as Administrative Agent

                              By:
                                 ---------------------------------
                                 Name:
                                 Title:

                              THE BANK OF NOVA SCOTIA
                                    as Canadian Agent

                              By:
                                 ---------------------------------
                                 Name:
                                 Title:

                              Name of Lender:
                                              --------------------

                              Signature:
                                         -------------------------

                              Name of Signatory:
                                                 -----------------

                              Title of Signatory:
                                                  ----------------